EXHIBIT 99.3 (1 of 2)
KeyCorp
January 22, 2008
Consolidated Balance Sheets
(dollars in millions)

	12-31-07	9-30-07	12-31-06
Assets
Loans	$70,823	$68,999	$65,826
Loans held for sale	4,736	4,791	3,637
Securities available for sale	7,860	7,915	7,827
Held-to-maturity securities	28	36	41
Trading account assets	1,056	1,060	912
Short-term investments	800	663	495
Other investments	1,538	1,509	1,352

Total earning assets	86,841	84,973	80,090
Allowance for loan losses	(1,200)	(955)	(944)
Cash and due from banks	1,814	2,016	2,264
Premises and equipment	681	631	595
Operating lease assets	1,128	1,135	1,124
Goodwill	1,252	1,202	1,202
Other intangible assets	123	105	120
Corporate-owned life insurance	2,872	2,845	2,782
Derivative assets	2,205	1,497	1,091
Accrued income and other assets	4,267	3,917	4,013

Total assets	$99,983	$97,366	$92,337

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$27,635	$24,198	$24,340
Savings deposits	1,513	1,544	1,642
Certificates of deposit ($100,000 or more)	6,982	6,672	5,941
Other time deposits	11,615	11,403	11,956

Total interest-bearing deposits	47,745	43,817	43,879
Noninterest-bearing deposits	11,028	14,003	13,553
Deposits in foreign office — interest-bearing	4,326	5,894	1,684

Total deposits	63,099	63,714	59,116
Federal funds purchased and securities sold under repurchase agreements	3,927	5,398	3,643
Bank notes and other short-term borrowings	6,453	2,743	1,192
Derivative liabilities	1,340	1,063	922
Accrued expense and other liabilities	5,461	5,079	5,228
Long-term debt	11,957	11,549	14,533

Total liabilities	92,237	89,546	84,634

Shareholders’ equity
Preferred stock	—	—	—
Common shares	492	492	492
Capital surplus	1,623	1,617	1,602
Retained earnings	8,522	8,788	8,377
Treasury stock, at cost	(3,021)	(3,023)	(2,584)
Accumulated other comprehensive income (loss)	130	(54)	(184)

Total shareholders’ equity	7,746	7,820	7,703

Total liabilities and shareholders’ equity	$99,983	$97,366	$92,337

Common shares outstanding (000)	388,793	388,708	399,153

EXHIBIT 99.3 (2 of 2)
KeyCorp
January 22, 2008
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-07	9-30-07	12-31-06	12-31-07	12-31-06
Interest income
Loans	$1,205	$1,209	$1,187	$4,751	$4,561
Loans held for sale	89	91	90	337	325
Securities available for sale	115	106	96	427	347
Held-to-maturity securities	1	—	—	2	2
Trading account assets	12	11	8	38	30
Short-term investments	13	5	8	37	33
Other investments	12	12	24	52	82

Total interest income	1,447	1,434	1,413	5,644	5,380

Interest expense
Deposits	483	482	440	1,845	1,576
Federal funds purchased and securities sold under repurchase agreements	45	55	37	208	107
Bank notes and other short-term borrowings	45	30	19	104	94
Long-term debt	164	173	205	718	788

Total interest expense	737	740	701	2,875	2,565

Net interest income	710	694	712	2,769	2,815
Provision for loan losses	363	69	53	529	150

Net interest income after provision for loan losses	347	625	659	2,240	2,665

Noninterest income
Trust and investment services income	131	119	142	490	553
Service charges on deposit accounts	90	88	77	337	304
Investment banking and capital markets income	12	9	69	117	230
Operating lease income	72	70	63	272	229
Letter of credit and loan fees	58	51	55	192	188
Corporate-owned life insurance income	37	27	31	121	105
Electronic banking fees	25	25	27	99	105
Net (losses) gains from loan securitizations and sales	(6)	(53)	42	(17)	76
Net securities gains (losses)	6	4	3	(35)	1
Net gains from principal investing	6	9	5	134	53
Gain from sale of McDonald Investments branch network	—	—	—	171	—
Other income	57	89	44	348	283

Total noninterest income	488	438	558	2,229	2,127

Noninterest expense
Personnel	399	383	447	1,621	1,692
Net occupancy	64	60	68	246	250
Computer processing	52	49	55	201	212
Operating lease expense	59	58	50	224	184
Professional fees	38	27	33	117	134
Equipment	25	22	24	96	102
Marketing	16	21	27	76	97
Other expense	243	133	105	667	478

Total noninterest expense	896	753	809	3,248	3,149

(Loss) income from continuing operations before income taxes and cumulative effect of accounting change	(61)	310	408	1,221	1,643
Income taxes	(83)	86	97	280	450

Income from continuing operations before cumulative effect of accounting change	22	224	311	941	1,193
Income (loss) from discontinued operations, net of taxes	3	(14)	(165)	(22)	(143)

Income before cumulative effect of accounting change	25	210	146	919	1,050
Cumulative effect of change in accounting for forfeited stock-based awards, net of taxes	—	—	—	—	5

Net income	$25	$210	$146	$919	$1,055

Per common share:
Income from continuing operations before cumulative effect of accounting change	$.06	$.58	$.77	$2.40	$2.95
Income before cumulative effect of accounting change	.06	.54	.36	2.35	2.60
Net income	.06	.54	.36	2.35	2.61

Per common share — assuming dilution:
Income from continuing operations before cumulative effect of accounting change	$.06	$.57	$.76	$2.38	$2.91
Income before cumulative effect of accounting change	.06	.54	.36	2.32	2.56
Net income	.06	.54	.36	2.32	2.57

Cash dividends declared per common share	$.74	$.365	$.345	$1.835	$1.38

Weighted-average common shares outstanding (000)	388,841	389,319	402,329	391,988	404,490
Weighted-average common shares and potential common shares outstanding (000)	389,911	393,164	407,828	395,823	410,222